EXHIBIT 99.3

Supplemental Non-GAAP Financial Measures

ADTRAN Holdings, Inc. (the “Company”) is providing the following tables to present certain non-GAAP information for the reporting periods covered in the Company’s Quarterly Reports on Form 10-Q/A (the “Amended Quarterly Reports”) for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023, which were filed with the Securities and Exchange Commission on March 14, 2024.

As previously reported, the Company filed the Amended Quarterly Reports in order to, among other items, restate the presentation of the results attributable to the non-controlling interest, net loss attributable to the Company, and loss per common share attributable to the Company for each of the reporting periods covered by the Amended Quarterly Reports (collectively, the “Non-Reliance Periods”). In addition to results prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) presented in the Amended Quarterly Reports’ financial statements, the Company provides herein corrected non-GAAP measures and reconciliation tables for non-GAAP net loss attributable to the Company, non-GAAP net (loss) income attributable to the non-controlling interest, and non-GAAP loss per share - basic and diluted, attributable to the Company for each of the Non-Reliance Periods. No other non-GAAP measures were affected by the restatements to the Company’s financial statements for the Non-Reliance Periods.

Set forth in the tables below are reconciliations of net (loss) income inclusive of the non-controlling interest, net income (loss) attributable to the non-controlling interest, net (loss) income attributable to the Company, and (loss) earnings per share - basic and diluted, attributable to the Company, in each case as reported based on GAAP, to non-GAAP net (loss) income inclusive of the non-controlling interest, non-GAAP net income attributable to the non-controlling interest, non-GAAP net (loss) income attributable to the Company, and non-GAAP (loss) earnings per share - basic and diluted, attributable to the Company, respectively. Such non-GAAP measures exclude acquisition related expenses, amortization and adjustments (consisting of intangible amortization of backlog, developed technology, customer relationships, and trade names acquired in connection with business combinations and amortization of inventory fair value adjustments), stock-based compensation expense, amortization of pension actuarial losses, deferred compensation adjustments, integration expenses, restructuring expenses, goodwill impairments, and the tax effect of these adjustments to net income. These measures are used by management in our ongoing planning and annual budgeting processes. Additionally, we believe the presentation of these non-GAAP measures when combined with the presentation of the most directly comparable GAAP financial measure, is beneficial to the overall understanding of ongoing operating performance of the Company.

These non-GAAP financial measures are not prepared in accordance with, or an alternative for, GAAP and therefore should not be considered in isolation or as a substitution for analysis of our results as reported under GAAP. Additionally, our calculation of non-GAAP measures may not be comparable to similar measures calculated by other companies.

Supplemental Information

Reconciliation of Net Loss inclusive of Non-Controlling Interest to

Non-GAAP Net Loss inclusive of Non-Controlling Interest

(Unaudited)

and

Reconciliation of Net Loss attributable to Non-Controlling Interest to

Non-GAAP Net Income attributable to Non-Controlling Interest

(Unaudited)

and

Reconciliation of Net Loss attributable to ADTRAN Holdings, Inc. and

Loss per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted to

Non-GAAP Net Loss attributable to ADTRAN Holdings, Inc. and

Non-GAAP Loss per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted

(Unaudited)

(In thousands, except per share amounts)

	For the Three Months Ended March 31, 2023
	As Reported	Adjustment	As Restated
Net Loss attributable to ADTRAN Holdings, Inc.	$(34,464)	$(5,619)	$(40,083)
Net Loss attributable to non-controlling interest(1)	(5,989)	5,619	(370)
Net Loss inclusive of non-controlling interest	$(40,453)	$—	$(40,453)
Acquisition related expenses, amortization and adjustments	37,162	—	37,162
Stock-based compensation expense	3,698	—	3,698
Deferred compensation adjustments (2)	(856)	—	(856)
Pension adjustments (3)	7	—	7
Restructuring expenses	2,437	—	2,437
Integration expenses	849	—	849
Tax effect of adjustments to net loss	(12,307)	—	(12,307)
Non-GAAP Net Loss inclusive of non-controlling interest(4)	$(9,463)	$—	$(9,463)
Less: Non-GAAP Net (Loss) Income attributable to non-controlling interest(1)	(4,460)	5,619	1,159
Non-GAAP Net Loss attributable to ADTRAN Holdings, Inc.	$(5,003)	$(5,619)	$(10,622)

GAAP Net Loss attributable to non-controlling interest (1)	$(5,989)	$5,619	$(370)
Acquisition related expenses, amortizations and adjustments	1,457	—	1,457
Restructuring expenses	29	—	29
Integration expenses	6	—	6
Stock-based compensation expense	37	—	37
Non-GAAP Net (Loss) Income attributable to non-controlling interest (1)	$(4,460)	$5,619	$1,159

Weighted average shares outstanding – basic	78,358	78,358	78,358
Weighted average shares outstanding – diluted	78,358	78,358	78,358

Loss per common share attributable to ADTRAN Holdings, Inc. - basic	$(0.44)	$(0.07)	$(0.51)
Loss per common share attributable to ADTRAN Holdings, Inc. - diluted	$(0.44)	$(0.07)	$(0.51)

Non-GAAP Loss per common share attributable to ADTRAN Holdings, Inc. - basic	$(0.06)	$(0.07)	$(0.14)
Non-GAAP Loss per common share attributable to ADTRAN Holdings, Inc. - diluted	$(0.06)	$(0.07)	$(0.14)

(1) Represents the non-controlling interest portion of the Company's ownership of Adtran Networks pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA.

(2) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees.

(3) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

(4) The method of calculation of Non-GAAP net loss inclusive of non-controlling interest changed effective December 31, 2023. Previously, the Company excluded tax valuation allowance adjustments from Non-GAAP Net Loss inclusive of non-controlling interest. The table has been adjusted to include valuation allowance adjustments in Non-GAAP Net Loss inclusive of non-controlling interest.

Supplemental Information

Reconciliation of Loss inclusive of Non-Controlling Interest to

Non-GAAP Net Loss inclusive of Non-Controlling Interest

(Unaudited)

and

Reconciliation of Net Income attributable to Non-Controlling Interest to

Non-GAAP Net Income attributable to Non-Controlling Interest

(Unaudited)

and

Reconciliation of Net Loss attributable to ADTRAN Holdings, Inc. and

Loss per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted to

Non-GAAP Net Loss attributable to ADTRAN Holdings, Inc. and

Non-GAAP Loss per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted

(Unaudited)

(In thousands, except per share amounts)

	For the Three Months Ended June 30, 2023			For the Six Months Ended June 30, 2023
	As Reported	Adjustment	As Restated	As Reported	Adjustment	As Restated
Net Loss attributable to ADTRAN Holdings, Inc.	$(33,334)	$(5,762)	$(39,096)	$(67,798)	$(11,382)	$(79,180)
Net (Loss) Income attributable to non-controlling interest(1)	(2,881)	5,762	2,881	(8,870)	11,382	2,512
Net Loss inclusive of non-controlling interest	$(36,215)	$—	$(36,215)	$(76,668)	$—	$(76,668)
Acquisition related expenses, amortization and adjustments	37,837	—	37,837	74,999	—	74,999
Stock-based compensation expense	4,309	—	4,309	8,007	—	8,007
Deferred compensation adjustments (2)	(1,561)	—	(1,561)	(2,417)	—	(2,417)
Pension adjustments (3)	6	—	6	13	—	13
Restructuring expenses	5,868	—	5,868	8,305	—	8,305
Integration expenses	563	—	563	1,412	—	1,412
Goodwill impairment	—	—	—	—	—	—
Tax effect of adjustments to net loss	(13,426)	—	(13,426)	(25,733)	—	(25,733)
Non-GAAP Net Loss inclusive of non-controlling interest(4)	$(2,619)	$—	$(2,619)	$(12,082)	$-	$(12,082)
Less: Non-GAAP Net (Loss) Income attributable to non-controlling interest(1)	(2,881)	5,762	2,881	(7,341)	11,382	4,041
Non-GAAP Net Income (Loss) attributable to ADTRAN Holdings, Inc.	$262	$(5,762)	$(5,500)	$(4,741)	$(11,382)	$(16,123)

GAAP Net (loss) Income attributable to non-controlling interest (1)	$(2,881)	$5,762	$2,881	$(8,870)	$11,382	$2,512
Acquisition related expenses, amortizations and adjustments	—	—	—	1,457	—	1,457
Restructuring expenses	—	—	—	29	—	29
Integration expenses	—	—	—	6	—	6
Stock-based compensation expense	—	—	—	37	—	37
Non-GAAP Net (Loss) Income attributable to non-controlling interest (1)	$(2,881)	$5,762	$2,881	$(7,341)	$11,382	$4,041

Weighted average shares outstanding – basic	78,366	78,366	78,366	78,364	78,364	78,364
Weighted average shares outstanding – diluted	78,366	78,366	78,366	78,364	78,364	78,364

Loss per common share attributable to ADTRAN Holdings, Inc. - basic	$(0.43)	$(0.07)	$(0.50)	$(0.87)	$(0.15)	$(1.01)
Loss per common share attributable to ADTRAN Holdings, Inc. - diluted	$(0.43)	$(0.07)	$(0.50)	$(0.87)	$(0.15)	$(1.01)

Non-GAAP Loss per common share attributable to ADTRAN Holdings, Inc. - basic	$0.00	$(0.07)	$(0.07)	$(0.06)	$(0.15)	$(0.21)
Non-GAAP Loss per common share attributable to ADTRAN Holdings, Inc. - diluted	$0.00	$(0.07)	$(0.07)	$(0.06)	$(0.15)	$(0.21)

(1) Represents the non-controlling interest portion of the Company's ownership of Adtran Networks pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA.

(2) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees.

(3) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

(4) The method of calculation of Non-GAAP net loss inclusive of non-controlling interest changed effective December 31, 2023. Previously, the Company excluded tax valuation allowance adjustments from Non-GAAP Net Loss inclusive of non-controlling interest. The table has been adjusted to include valuation allowance adjustments in Non-GAAP Net Loss inclusive of non-controlling interest.

Supplemental Information

Reconciliation of Net Loss inclusive of Non-Controlling Interest to

Non-GAAP Net Loss inclusive of Non-Controlling Interest

(Unaudited)

and

Reconciliation of Net Income attributable to Non-Controlling Interest to

Non-GAAP Net Income attributable to Non-Controlling Interest

(Unaudited)

and

Reconciliation of Net Loss attributable to ADTRAN Holdings, Inc. and

Loss per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted to

Non-GAAP Net Loss attributable to ADTRAN Holdings, Inc. and

Non-GAAP Loss per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted

(Unaudited)

(In thousands, except per share amounts)

	For the Three Months Ended September 30, 2023			For the Nine Months Ended September 30, 2023
	As Reported	Adjustment	As Restated	As Reported	Adjustment	As Restated
Net Loss attributable to ADTRAN Holdings, Inc.	$(72,735)	$(5,828)	$(78,563)	$(140,533)	$(17,210)	$(157,743)
Net (Loss) Income attributable to non-controlling interest(1)	(2,914)	5,828	2,914	(11,784)	17,210	5,426
Net Loss inclusive of non-controlling interest	$(75,649)	$—	$(75,649)	$(152,317)	$—	$(152,317)
Acquisition related expenses, amortization and adjustments	18,070	—	18,070	93,069	—	93,069
Stock-based compensation expense	3,530	—	3,530	11,537	—	11,537
Deferred compensation adjustments (2)	(684)	—	(684)	(3,101)	—	(3,101)
Pension adjustments (3)	7	—	7	20	—	20
Restructuring expenses	24,873	—	24,873	33,178	—	33,178
Integration expenses	1,639	—	1,639	3,051	—	3,051
Goodwill impairment	37,874	—	37,874	37,874	—	37,874
Tax effect of adjustments to net loss	(23,366)	—	(23,366)	(49,099)	—	(49,099)
Non-GAAP Net Loss inclusive of non-controlling interest(4)	$(13,706)	$—	$(13,706)	$(25,788)	$-	$(25,788)
Net (Loss) Income attributable to non-controlling interest(1)	(2,914)	5,828	2,914	(10,255)	17,210	6,955
Non-GAAP Net Loss attributable to ADTRAN Holdings, Inc.	$(10,792)	$(5,828)	$(16,620)	$(15,533)	$(17,210)	$(32,743)

GAAP Net (loss) Income attributable to non-controlling interest (1)	$(2,914)	$5,828	$2,914	$(11,784)	$17,210	$5,426
Acquisition related expenses, amortizations and adjustments	—	—	—	1,457	—	1,457
Restructuring expenses	—	—	—	29	—	29
Integration expenses	—	—	—	6	—	6
Stock-based compensation expense	—	—	—	37	—	37
Non-GAAP Net (Loss) Income attributable to non-controlling interest (1)	$(2,914)	$5,828	$2,914	$(10,255)	$17,210	$6,955

Weighted average shares outstanding – basic	78,389	78,389	78,389	78,378	78,378	78,378
Weighted average shares outstanding – diluted	78,389	78,389	78,389	78,378	78,378	78,378

Loss per common share attributable to ADTRAN Holdings, Inc. - basic	$(0.93)	$(0.07)	$(1.00)	$(1.79)	$(0.22)	$(2.01)
Loss per common share attributable to ADTRAN Holdings, Inc. - diluted	$(0.93)	$(0.07)	$(1.00)	$(1.79)	$(0.22)	$(2.01)

Non-GAAP Loss per common share attributable to ADTRAN Holdings, Inc. - basic	$(0.14)	$(0.07)	$(0.21)	$(0.20)	$(0.22)	$(0.42)
Non-GAAP Loss per common share attributable to ADTRAN Holdings, Inc. - diluted	$(0.14)	$(0.07)	$(0.21)	$(0.20)	$(0.22)	$(0.42)

(1) Represents the non-controlling interest portion of the Company's ownership of Adtran Networks pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA.

(2) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees.

(3) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

(4) The method of calculation of Non-GAAP net loss inclusive of non-controlling interest changed effective December 31, 2023. Previously, the Company excluded tax valuation allowance adjustments from Non-GAAP Net Loss inclusive of non-controlling interest. The table has been adjusted to include valuation allowance adjustments in Non-GAAP Net Loss inclusive of non-controlling interest.